SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 19, 1999
(Date of earliest event reported)

Commission File No. 333-61785

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Master Servicing Agreement, dated as of March 1, 1999, relating to the Fremont Home Loan Owner Trust 1999-1, Home Loan Asset Backed Notes, Series 1999-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                         06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                          10019
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Address of principal executive offices                    (Zip Code)



                                 (212) 713-2000
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

                  Attached as an exhibit to this Current Report is the consent of PricewaterhouseCoopers LLP furnished to the Registrant by PricewaterhouseCoopers LLP in connection with the offering by Fremont Home Loan Owner Trust 1999-1 of its Home Loan Asset Backed Notes, Series 1999-1.



ITEM 7.  Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      (23)                                Consent of PricewaterhouseCoopers LLP

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAINEWEBBER MORTGAGE ACCEPTANCE
                                             CORPORATION IV


March 18, 1999

                                             By: /s/ Barbara Dawson
                                                 -------------------------------
                                                 Name:  Barbara Dawson
                                                 Title: Senior Vice President

                                INDEX TO EXHIBITS




                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------

   (23)                Consent of PricewaterhouseCoopers LLP            E